UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 16, 2012

Date of Report (Date of earliest event reported)

Medicis Pharmaceutical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14471	52-1574808
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7720 North Dobson Road

Scottsdale, Arizona 85256

(Address of principal executive offices) (Zip Code)

(602) 808-8800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Medicis Pharmaceutical Corporation Receives Verbal Notification of Notices of Allowance for ZYCLARA® Patents

On May 16, 2012, Medicis Pharmaceutical Corporation (the “Company”) received verbal notification that the United States Patent and Trademark Office (the “USPTO”) expects to issue Notices of Allowance for the Company’s United States patent applications directed to the use of ZYCLARA® for the treatment of actinic keratosis. The patent applications are U.S. Application Nos. 13/179,315, entitled 2 x 2 x 2 Week Treatment Regimen for Treating Actinic Keratosis with Pharmaceutical Compositions Formulated with 2.5% Imiquimod, 13/181,499, entitled 2 x 2 x 2 Week Dosing Regimen for Treating Actinic Keratosis with Pharmaceutical Compositions Formulated with 3.75% Imiquimod, and 13/182,433, entitled Method of Treating Actinic Keratosis with 3.75% Imiquimod Cream. As of May 18, 2012, the intended issuance of the Notices of Allowance was reflected on the USPTO’s public Patent Application Information Retrieval (PAIR) website. The Company expects to receive the formal Notices of Allowance from the USPTO in the second quarter of 2012.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements included that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements, including those related to the timing with respect to the issuance of the formal Notices of Allowance for the Company’s United States patent applications directed to the use of ZYCLARA® for the treatment of actinic keratosis, are based on certain assumptions made by the Company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. No assurances can be given, however, that these activities, events or developments will occur or that such results will be achieved. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Several of these risks are outlined in the Company’s most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 and the Annual Report on Form 10-K for the year ended December 31, 2011, and other documents we file with the Securities and Exchange Commission. Forward-looking statements represent the judgment of Company management as of the date of this Current Report on Form 8-K, and the Company disclaims any intent or obligation to update any forward-looking statements contained herein, which speak as of the date hereof. Among other things, there can be no assurance that the issuance of the Notices of Allowance will result in the final issuance of patents underlying the Notices of Allowance, as well as no assurance as to the timing of the final issuance of such patents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICIS PHARMACEUTICAL CORPORATION

Date: May 21, 2012	By:	/s/ Seth L. Rodner
Seth L. Rodner
Executive Vice President, Chief Legal Officer and
Corporate Secretary